Exhibit 99.1

EXECUTION COPY

AFFYMETRIX, INC.

$105,000,000

4.00% Convertible Senior Notes due 2019

Underwriting Agreement

June 19, 2012

Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

As Representatives of the several Underwriters

Ladies and Gentlemen:

Affymetrix, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) for whom you (the “Representatives”) are acting as Representatives, $105,000,000 principal amount of its 4.00% Convertible Senior Notes due 2019 (the “Firm Securities”) and, at the option of the Underwriters, up to an additional $10,000,000 principal amount of its 4.00% Convertible Senior Notes due 2019 (the “Additional Securities” and, together with the Firm Securities, the “Securities”). The Securities will be issued pursuant to an indenture (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and a supplemental indenture with respect to the Securities (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case to be dated as of the Closing Date (as defined in Section 2(c)). The Securities will be convertible into shares of common stock (the “Common Stock”) of the Company, par value $0.01 per share, in accordance with the terms of the Indenture.

Pursuant to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 3, 2012, by and among the Company, Excalibur Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Excalibur”), eBioscience Holding Company, Inc., a Delaware corporation (“eBioscience”), subject to the conditions set forth therein, subsequent to the Closing Date, Excalibur is to be merged with and into eBioscience (the “Merger”), with eBioscience surviving as a wholly-owned subsidiary of the Company.

To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters. The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-181781), including a prospectus (the “Base Prospectus”), relating to the securities to be issued from time to time by the Company. The Company has also filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a final prospectus supplement relating specifically to the Securities pursuant to Rule 424 under the Securities Act (the “Final Prospectus Supplement”). The registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means any preliminary prospectus supplement filed with the Commission pursuant to Rule 424 under the Securities Act relating specifically to the Securities, together with the Base Prospectus and the term “Prospectus” means the Base Prospectus as supplemented by the Final Prospectus Supplement specifically relating to the Securities in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Base Prospectus, Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): a Preliminary Prospectus dated June 18, 2012, and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed in Part I of Annex B hereto.

2. Purchase of the Securities by the Underwriters. (a) The Company agrees to issue and sell the Firm Securities to each Underwriter as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company, at a price equal to 96.25% of the principal amount thereof (the “Purchase Price”), plus accrued interest, if any, to the Closing Date, the principal amount of Firm Securities set forth opposite such Underwriter’s name in Schedule I hereto.

In addition, the Company agrees to issue and sell the Additional Securities to the Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase from the Company the Additional Securities at the Purchase Price, plus accrued and unpaid interest, if any, from the Closing Date to the Additional Closing Date (as defined in Section 2(c)). The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

If any Additional Securities are to be purchased, the amount of Additional Securities to be purchased by each Underwriter shall be the amount of Additional Securities which bears the same ratio to the aggregate amount of Additional Securities being purchased as the amount of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto (or such amount increased as set forth in Section 11 hereof) bears to the aggregate amount of Firm Securities being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate Securities in denominations other than $1,000 as the Representatives in their sole discretion shall make.

The Underwriters may exercise the one-time option to purchase the Additional Securities, by written notice from the Representatives to the Company; provided any Additional Closing Date occurs within the 13 calendar day period from and including the Closing Date (the “Exercise Period”). Such notice shall set forth the aggregate principal amount of Additional Securities as to which the option is being exercised and the date and time when the Additional Securities are to be delivered and paid for, which may be the same date and time as the Closing Date but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice. Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

(b) The Company understands that the several Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the sole judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Prospectus. The Company acknowledges and agrees that the several Underwriters may offer and sell Securities to or through any of its affiliates and that any such affiliate may offer and sell Securities purchased by it to or through the several Underwriters.

(c) Payment for and delivery of the Firm Securities shall be made at the offices of Cleary, Gottlieb, Steen & Hamilton LLP at 9:00 A.M., New York City time on June 25, 2012, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Additional Securities, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Additional Securities; provided such date and time is within the Exercise Period. The time and date of such payment for the Firm Securities is referred to herein as the “Closing Date” and the time and date for such payment for the Additional Securities, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

(d) Payment for the Firm Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives against delivery to the nominee of The Depository Trust Company (“DTC”), for the respective accounts of the several Underwriters, of one or more global notes representing the Firm Securities (collectively, the “Global Notes”), with any transfer taxes payable in connection with the sale of the Firm Securities duly paid by the Company. Payment for any Additional Securities shall be made on the Closing Date or the Additional Closing Date, as applicable, by wire transfer in immediately available funds to the account specified by the Company to the Representatives against delivery to the nominee of DTC, for the respective accounts of the several Underwriters, of one or more Global Notes representing the Additional Securities, with any transfer taxes payable in connection with the sale of the Additional Securities duly paid by the Company. The Global Notes will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(e) The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Date and each Additional Closing Date that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the

Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use in any Preliminary Prospectus.

(b) Time of Sale Information. The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use in such Time of Sale Information. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. Other than the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex B hereto and other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433 under the Securities Act) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.

(d) Registration Statement and Prospectus. The Registration Statement has become effective under the Securities Act and was filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(1) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) the Underwriters furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(e) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Financial Statements. The financial statements, and the related notes thereto, of (x) the Company and its consolidated subsidiaries and (y) eBioscience and its consolidated subsidiaries, in each case included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries or eBioscience and its consolidated subsidiaries, as the case may be, as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles and practices applied on a consistent basis, except as described in the notes to such financial statements; and the supporting schedules incorporated by reference in the Registration Statement present fairly, in all material respects, the information required to be stated therein; and the other financial and statistical information and any other financial data set forth in the Registration Statement, the Time of Sale Information and the Prospectus present fairly, in all material respects, the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and, to the extent that such information is set forth in or has been derived from the financial statements and accounting books and records of the Company or eBioscience, as the case may be, have been prepared on a basis consistent with such financial statements and the books and records of the Company or, as the case may be, eBioscience.

(g) Pro Forma Financial Statements. The pro forma financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Registration Statement, the Time of Sale Information and the Prospectus. The pro forma financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

(h) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries which are “significant subsidiaries” within the meaning of Regulation S-X promulgated under the Securities Act (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”), or, to the Company’s knowledge, of eBioscience or any of its Significant Subsidiaries or any issuance of any options, warrants, convertible securities or rights to purchase capital stock of the Company or any of its Significant Subsidiaries or,

to the Company’s knowledge, eBioscience or any of its Significant Subsidiaries (except for the granting by the Company of equity incentive awards in the ordinary course consistent with past practice, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, stockholders’ equity or results of operations of (x) the Company and its subsidiaries taken as a whole or (y) to the Company’s knowledge, the Company and eBioscience on a consolidated basis giving pro forma effect to the Merger as contemplated by the Merger Agreement (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Preliminary Prospectus, the Time of Sale Information and the Prospectus; and the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and (ii) except as set forth, incorporated by reference or contemplated in the Preliminary Prospectus, the Time of Sale Information and the Prospectus neither the Company nor any of its Significant Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries, taken as a whole.

(i) Organization and Good Standing. (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Preliminary Prospectus, the Time of Sale Information and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(ii) Each of the Company’s Significant Subsidiaries and, to the Company’s knowledge, eBioscience and its Significant Subsidiaries, has been duly incorporated or organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Preliminary Prospectus, the Time of Sale Information and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and all the outstanding shares of capital stock of each Significant Subsidiary of the Company or, to the Company’s knowledge, eBioscience have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company or eBioscience, as the case may be, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims (other than, in the case of non-U.S. subsidiaries, directors’ qualifying shares).

(j) Capitalization. The Company had at the date indicated in the Registration Statement, the Time of Sale Information and the Prospectus a duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Capitalization” and such authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus; there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any subsidiary, or any such warrants, convertible securities or obligations, except as set forth in the Registration Statement, the Time of Sale Information and the Prospectus and except for awards granted under, or contracts or commitments pursuant to, the Company’s previous or currently existing equity incentive and other similar officer, director or employee benefit plans; except for such plans, there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which it is bound, granting to any person the right to require either the Company to file a registration statement under the Securities Act with respect to any securities of the Company or requiring the Company to include such securities with the Securities registered pursuant to any registration statement.

(k) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement, the Merger Agreement, the Securities and the Indenture (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents and the consummation by it of the transactions contemplated thereby or by the Time of Sale Information and the Prospectus has been duly and validly taken.

(l) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(m) The Indenture. Each of the Base Indenture and the Supplemental Indenture has been duly authorized by the Company, and when duly executed and delivered in accordance with its terms by the Trustee, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and the Base Indenture has been duly qualified under the Trust Indenture Act.

(n) The Securities. The Securities have been duly authorized by the Company, and when duly executed, authenticated, issued and delivered as provided in the Indenture (assuming due authentication of the Securities by the Trustee) and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, enforceable against it in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. The Securities will be convertible into the Common Stock in accordance with their terms and the terms of the Indenture.

(o) The Common Stock. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible into the Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance upon conversion of the Securities and, when issued and delivered upon conversion of the Securities in accordance with the terms of the Securities and the Indenture, will be duly and validly issued, fully paid and non-assessable, and the issuance of the Common Stock upon conversion of the Securities will not be subject to any preemptive or similar rights. The Board of Directors of the Company has duly and validly adopted resolutions reserving such Common Stock for issuance upon conversion.

(p) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.

(q) No Violation or Default. Neither the Company nor, to the Company’s knowledge, any of its Significant Subsidiaries, nor eBioscience nor any of its Significant Subsidiaries is or with the giving of notice or lapse of time or both, would be, in violation of or in default under, (i) the certificate of incorporation or bylaws or comparable constituting documents of the Company or any of its Significant Subsidiaries or, to the Company’s knowledge, eBioscience or any of its Significant Subsidiaries (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which (x) the Company or any of its Significant Subsidiaries is a party or by which it or any of them or any of their respective properties is bound or (y) to the Company’s knowledge, eBioscience or any of its Significant Subsidiaries is a party or by which it or any of them or any of their respective properties is bound or (iii) any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for violations and defaults which individually or in the aggregate are not material to the Company and its subsidiaries, taken as a whole or, to the Company’s knowledge, the Company and eBioscience and their respective subsidiaries, taken as a whole, or to the holders of the Securities.

(r) No Conflicts. The issue and sale of the Securities and the issuance by the Company of the Common Stock upon conversion of the Securities and the performance by the Company of all its obligations under the Transaction Documents and the consummation of the transactions therein contemplated will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries or, to the Company’s knowledge, eBioscience or any of its Significant Subsidiaries under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries or, to the Company’s knowledge, eBioscience or any of its Significant Subsidiaries, is a party or by which the Company or any of its Significant Subsidiaries or, to the Company’s knowledge, eBioscience or any of its Significant Subsidiaries, is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries or, to the Company’s knowledge, eBioscience or any of its Significant Subsidiaries, is subject, (ii) result in any violation of the provisions of the certificate of incorporation or the bylaws of the Company or any of its Significant Subsidiaries or, to the Company’s knowledge, eBioscience or any of its Significant Subsidiaries or (iii) result in a violation of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its Significant Subsidiaries or, to the Company’s knowledge, eBioscience or its Significant Subsidiaries or any of their respective properties, except, in the case of clauses (i) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect.

(s) No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or its Significant Subsidiaries or, to the Company’s knowledge, eBioscience or its Significant Subsidiaries or any of their respective properties is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Transaction Documents, except as would not reasonably be expected to have a Material Adverse Effect, and except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as may be required (i) under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters, (ii) under the Securities Act with respect to the registration of the Securities and the Common Stock issuable upon conversion of the Securities, (iii) with respect to the qualification of the Indenture under the Trust Indenture Act or (iv) for approval of the Common Stock issuable upon conversion of the Securities for quotation on the NASDAQ Global Select Market.

(t) Legal Proceedings. Other than as set forth or contemplated in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or to the knowledge of the Company, threatened against or affecting the Company, or any of its subsidiaries, or, to the Company’s knowledge, eBioscience, or any of its subsidiaries, or any of their respective properties or to which the Company or any of its subsidiaries or, to the Company’s knowledge, eBioscience, or any of its subsidiaries, is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries or, to the Company’s knowledge, eBioscience or any of its subsidiaries, as the case may be, would reasonably be expected to have, individually or in the aggregate, (i) a Material Adverse Effect or (ii) a material adverse effect on the consummation of the transactions contemplated in this Agreement; the aggregate of all pending legal and governmental proceedings that are not described in the Registration Statement, the Time of Sale Information and the Prospectus to which the Company or any of its subsidiaries or, to the Company’s knowledge, eBioscience or any of its subsidiaries is a party or which affect any of their respective properties and in which there is a reasonable possibility of an adverse decision, including ordinary routine litigation incidental to the business of the Company or any of its Significant Subsidiaries or, to the Company’s knowledge, eBioscience or any of its Significant Subsidiaries would not reasonably be expected to have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(u) Independent Accountants. Ernst & Young LLP, who has certified certain financial statements of (i) the Company and its subsidiaries and (ii) eBioscience and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries and eBioscience and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act.

(v) Title to Real and Personal Property. Each of the Company and its subsidiaries and, to the Company’s knowledge, eBioscience and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, or, to the Company’s knowledge, eBioscience and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Preliminary Prospectus, the Time of Sale Information and the Prospectus, or such as do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, or, to the Company’s knowledge, eBioscience and its subsidiaries, and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w) Intellectual Property. Each of the Company and its Significant Subsidiaries and, to the Company’s knowledge, eBioscience and its Significant Subsidiaries, owns or possesses the right to use the patents, patent licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”) reasonably necessary to carry on the business conducted by each of them as conducted on the date hereof, except to the extent that the failure to own or possess the right to use such Intellectual Property could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; except as set forth or incorporated by reference in the Preliminary Prospectus, the Time of Sale Information and the Prospectus, neither the Company nor any of its Significant Subsidiaries nor, to the Company’s knowledge, eBioscience nor any of its Significant Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, except for notices the content of which if accurate would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the knowledge of the Company, neither the Company nor any of its subsidiaries, nor, to the Company’s knowledge, eBioscience nor any of its subsidiaries is subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is it a party to any contract, in each case which materially restricts or impairs its use of any Intellectual Property reasonably necessary to carry on its business.

(x) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and the Prospectus, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(y) Taxes. The Company and its Significant Subsidiaries, and, to the Company’s knowledge, eBioscience and its Significant Subsidiaries, have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; and, except as disclosed in the Preliminary Prospectus, the Time of Sale Information and the Prospectus, there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any of its subsidiaries or, to the Company’s knowledge, eBioscience or any of its subsidiaries except as would not reasonably be expected to have a Material Adverse Effect;

(z) Licenses and Permits. Each of the Company and its Significant Subsidiaries and, to the Company’s knowledge, eBioscience and its Significant Subsidiaries, have all licenses, franchises, permits, authorizations, approvals and orders of and from all governmental and regulatory officials and bodies that are necessary to own or lease and operate their properties and conduct their businesses as described in the Preliminary Prospectus, the Time of Sale Information and the Prospectus, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa) No Labor Disputes. No labor disputes exist with employees of the Company, its Significant Subsidiaries, and, to the Company’s knowledge, eBioscience or any of its Significant Subsidiaries, which are likely to have a Material Adverse Effect.

(bb) Compliance With Environmental Laws. Each of the Company and its subsidiaries and, to the Company’s knowledge, eBioscience and its subsidiaries is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (collectively, “Environmental Laws”), except where such non-compliance with Environmental Laws could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (i) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(cc) Compliance With ERISA. Each of the Company and, to the Company’s knowledge, eBioscience is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), except where the failure to be in such compliance would not, individually or in the aggregate, have a Material Adverse Effect; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or, to the Company’s knowledge, eBioscience would have any liability, except where such liability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor, to the Company’s knowledge, eBioscience have incurred and do not reasonably expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or its subsidiaries or, to the Company’s knowledge, eBioscience or its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected cause the loss of such qualification; and no “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code or “accumulated funding deficiency” (as defined in Section 302 of ERISA) has occurred.

(dd) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act (including related interactive data in eXtensible Business Reporting Language) is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ee) Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that (x) comply and, assuming and giving effect to consummation of the Merger, are reasonably expected to continue to comply with the requirements of the Exchange Act and (y) have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are (i) no material weaknesses in the Company’s internal controls nor, to the Company’s knowledge, in eBioscience’s internal controls and (ii) no significant deficiencies in the Company’s internal controls nor, to the Company’s knowledge, in eBioscience’s internal controls that are required to be described in any of the Registration Statement, the Time of Sale Information or the Prospectus.

(ff) No Unlawful Payments. None of the Company, its subsidiaries or, to the Company’s knowledge, eBioscience or its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company, eBioscience or any of their respective subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(gg) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries and, to the Company’s knowledge, eBioscience and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or, to the Company’s knowledge, eBioscience or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(hh) Compliance with OFAC. None of the Company or its subsidiaries or, to the Company’s knowledge, eBioscience or its subsidiaries, or any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, to the Company’s knowledge, eBioscience or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ii) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.

(jj) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(kk) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ll) Status under the Securities Act. The Company is not an ineligible issuer, as defined under the Securities Act, at the times specified in the Securities Act in connection with the offering of the Securities.

4. Further Agreements of the Company. The Company covenants and agrees with the several Underwriters that:

(a) Required Filings. The Company will file the Final Prospectus Supplement with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the term sheet in the form of Annex C hereto) to the extent required by Rule 433 under the Securities Act; and will file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Representatives in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b) Delivery of Copies. The Company will deliver, without charge, to each Representative (i) two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein and to each other Underwriter a copy of the Registration Statement, without exhibits thereto, (ii) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits); and (iii) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the

Securities as in the opinion of counsel for any Underwriter a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or any dealer, as evidenced by a notice in writing from the Representatives to the Company.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d) Notice to the Representatives. The Company will, during the Prospectus Delivery Period, advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(1) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Representatives thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Representatives thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.

(f) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) Clear Market. Without the prior written consent of the Representatives, the Company will not, during the period ending 90 days after the date of the Final Prospectus Supplement, (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than (A) the Securities to be sold hereunder or the issuance of the Common Stock upon conversion of the Securities, (B) the issuance of shares of Common Stock, restricted stock units, stock options or other incentive awards issued under employee or director equity incentive plans existing on the date hereof or otherwise issued to new hires in the ordinary course or (so long as not fully vested and freely transferrable prior to the end of the 90-day period) in connection with any merger or acquisition transaction and (C) the entry into any agreement providing for the issuance of shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) as consideration in any merger or acquisition transaction (so long as the issuance of such shares or other securities does not occur during the 90-day period).

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Use of Proceeds”.

(j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(k) DTC. The Company shall cause the Securities to be eligible for clearance and settlement through DTC.

(l) Common Stock. The Company will reserve and keep available at all times, free of preemptive rights, the maximum number of shares of Common Stock issuable upon conversion of the Securities and will use its best efforts to have the Common Stock issuable upon conversion of the Securities listed on the NASDAQ Global Select Market.

(m) Conversion Price. Between the date hereof and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the conversion rate of the Securities.

(n) Reports. So long as the Securities are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided that, if such documents are filed with the Commission and publicly available on EDGAR, such documents will be deemed furnished to the Representatives acting on behalf of the Underwriters for purposes of this Section 4(n).

(o) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

5. Covenants of the Underwriters. Each Underwriter severally covenants with the Company that it has not and will not take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

6. Conditions of Obligations of the Underwriters. The obligation of the Underwriters to purchase the Firm Securities on the Closing Date or the Additional Securities on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(1) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) of the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or any other securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Change. No event or condition of a type described in Section 3(h) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(e) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of an executive officer of the Company, with specific knowledge about the Company’s financial matters, satisfactory to the Representatives to the effect that (i) the representations and warranties of the Company contained herein are true and correct on and as of such Closing Date as if made on and as of such Closing Date; (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (iii) there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth or contemplated in the Registration Statement, the Time of Sale Information and the Prospectus and (iv) to the effect set forth in paragraphs (a), (c) and (d) above.

(f) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Ernst & Young LLP shall have furnished to the Representatives acting on behalf of the Underwriters, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Representatives on behalf of the several Underwriters, in form and substance reasonably satisfactory to the Representatives and their counsel, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g) Opinion and Letter of Counsel for the Company. (i) Davis Polk & Wardwell LLP, counsel for the Company, shall have furnished to the Representatives acting on behalf of the Underwriters, at the request of the Company, their written opinion and letter, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Representatives on behalf of the several Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-1 hereto.

(ii) John F. Runkel, Jr., general counsel for the Company, shall have furnished to the Representatives acting on behalf of the Underwriters his written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Representatives on behalf of the several Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-2 hereto.

(h) Opinion of Counsel for Affymetrix Pte Ltd. Drew & Napier LLC, counsel for the Company, shall have furnished to the Representatives acting on behalf of the Underwriters, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Representatives on behalf of the several Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-3 hereto.

(i) Opinion and Letter of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and letter of Cleary, Gottlieb, Steen & Hamilton LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities or the issuance of the Common Stock upon conversion of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities or the issuance of the Common Stock upon conversion of the Securities.

(k) Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.

(l) Indenture and Securities. The Indenture shall have been duly executed and delivered by the Company and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

(m) DTC. The Securities shall be eligible for clearance and settlement through DTC.

(n) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between the Underwriters and the officers and directors of the Company (as listed on Annex D) relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(o) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7. Indemnification and Contribution.

(a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, agents and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

(b) Indemnification of the Company. Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to each Underwriter set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by or on behalf of any Underwriter through the Representatives consists of the following information in the Prospectus furnished by or on behalf of such Underwriter through the Representatives: the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting,” the information regarding stabilization transactions contained in the tenth and eleventh paragraphs under the caption “Underwriting” and the information relating to making a market in the Notes under the caption “Summary – The Offering – Absence of a Public Market for the Notes.”

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person, (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for the Underwriters, its affiliates, directors, officers, agents and employees and any control persons of the Underwriters shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company and each Underwriter, severally and not jointly, agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by any Underwriter with respect to the offering of the Securities exceeds the amount of any damages that any Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Additional Securities, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, NYSE Amex Equities and the NASDAQ Global Select Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

10. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities or the Common Stock issuable upon conversion of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities or the Common Stock issuable upon conversion of the Securities under the laws of such jurisdictions as the Underwriters may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, The Financial Industry Regulatory Authority; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; (x) all expenses and application fees related to the approval of the Securities for book-entry transfer by DTC and (xi) all fees, expenses and costs in connection with the listing of the Common Stock issuable upon conversion of the Securities on the NASDAQ Global Select Market.

(b) If (i) this Agreement is terminated pursuant to Section 9, (ii) the Company for any reason fails to tender the Securities for delivery to the Representatives or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Company agrees to reimburse each Underwriter for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriter in connection with this Agreement and the offering contemplated hereby.

11. (a) Defaulting Underwriter. (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or an Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate principal amount of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Securities on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the Indemnified Persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and each of the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15. Miscellaneous. (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Representatives shall be given to it at Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013 Attention: General Counsel (fax: (212) 816-7912) and Morgan Stanley & Co. LLC, 1585 Broadway, New York, NY 10036, Attention: Investment Banking Division (fax: (212)-507-8999 Attention: Investment Banking Division. Notices to the Company shall be given to it at Affymetrix, Inc., 3420 Central Expressway, Santa Clara, California, 95051 (fax: (408) 731-5394); Attention: General Counsel.

(b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c) Waiver of Trial by Jury. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

AFFYMETRIX, INC.,

By	/s/ Timothy C. Barabe
Title: Executive Vice President and Chief Financial Officer

The foregoing Agreement is

hereby confirmed and accepted

as of the date first written above.

CITIGROUP GLOBAL MARKETS INC.

By	/s/ William R. White
Title: Managing Director

MORGAN STANLEY & CO. LLC

By	/s/ David Horn
Title: Managing Director

SCHEDULE I

Underwriter	Principal Amount of Firm Securities to be Purchased
Citigroup Global Markets Inc.	$42,000,000
Morgan Stanley & Co. LLC	$42,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$10,500,000
Robert W. Baird & Co. Incorporated	$10,500,000
Total	$105,000,000

Sc - I

Annex A-1

[Form of Opinion of Counsel for the Company]

June 25, 2012

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

as Representatives of the several Underwriters named in

Schedule I to the Underwriting Agreement referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

Ladies and Gentlemen:

We have acted as special counsel for Affymetrix, Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement dated June 19, 2012 (the “Underwriting Agreement”) with you and the other several Underwriters named in Schedule I thereto under which you and such other Underwriters have severally agreed to purchase from the Company $[105,000,000]1 aggregate principal amount of its 4.00% Convertible Senior Notes due 2019 (the “Securities”). The Securities are to be issued pursuant to the provisions of the Indenture dated as of June 25, 2012 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the first supplemental indenture relating to the Securities dated as of June 25, 2012 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee. The Securities are convertible on the terms set forth in the Indenture into shares of common stock, $0.01 par value per share (the “Underlying Securities”) of the Company.

We have examined originals or copies of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

[1]	To be conformed if option is exercised.

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We have also participated in the preparation of the Company’s registration statement on Form S-3 (File No. 333-181781) and Amendment No. 1 thereto (other than the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be issued from time to time by the Company and have participated in the preparation of the preliminary prospectus supplement dated June 18, 2012 (the “Preliminary Prospectus Supplement”) relating to the Securities, the issuer free writing prospectus (as such term is defined in Rule 433 under the Act) containing the final terms of the Securities dated June 19, 2012 (the “Final Term Sheet”) and the prospectus supplement dated June 19, 2012 relating to the Securities (the “Prospectus Supplement”), and have reviewed the Incorporated Documents. In addition, we have examined evidence that the registration statement was declared effective under the Act and the Indenture qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), on June 14, 2012. The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus (including the Incorporated Documents) dated June 14, 2012 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the Preliminary Prospectus Supplement, together with the Final Term Sheet are hereinafter referred to as the “Disclosure Package.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Securities under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.”

In rendering the opinions expressed herein, we have, without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting, (iv) all signatures on all documents that we reviewed are genuine, (v) all natural persons executing documents had and have the legal capacity to do so, (vi) all statements in certificates of public officials and officers of the Company that we reviewed were and are accurate and (vii) all representations made by the Company as to matters of fact in the documents that we reviewed were and are accurate.

Based upon the foregoing, we are of the opinion that:

1.

The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, and the Company has corporate power and authority (i) to issue the Securities, to enter into the Underwriting

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Agreement and to perform its obligations thereunder and (ii) to own its properties and conduct its business as described in the Disclosure Package and the Prospectus.

2.	The Indenture has been duly authorized, executed and delivered by the Company. The Indenture is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability (including, without limitation, that (A) we express no opinion as to the (x) validity, legally binding effect or enforceability of Section 7.03 or Section 9.02 of the Supplemental Indenture or any related provision in the Securities that requires or relates to adjustments to the conversion rate at a rate or in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or forfeiture and (y) validity, legally binding effect or enforceability of any provision that permits holders to collect any portion of stated principal amount upon acceleration of the Securities to the extent determined to constitute unearned interest and (B) if any portion of the amount payable on the Securities upon an acceleration in a bankruptcy, insolvency or similar proceeding is determined to be unearned interest, a court could disallow recovery of any such portion).

3.

The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, (i) will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability (including, without limitation, that (A) we express no opinion as to the (x) validity, legally binding effect or enforceability of any provision in the Securities that requires or relates to adjustments to the conversion rate at a rate or in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or forfeiture and (y) validity, legally binding effect or enforceability of any provision that permits holders to collect any portion of stated principal amount upon acceleration of the Securities to the extent determined to constitute unearned interest and (B) if any portion of the amount payable on the Securities upon an acceleration in a bankruptcy, insolvency or similar proceeding is determined to be unearned interest, a court could disallow recovery of any such portion) and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be

A - 1 - 3

issued and (ii) will not be subject to any preemptive or similar rights under the Company’s certificate of incorporation or by-laws or the General Corporation Law of the State of Delaware.

4.	The Underlying Securities initially issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and will not be subject to any preemptive or similar rights under the Company’s certificate of incorporation or by-laws or the General Corporation Law of the State of Delaware.

5.	The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

6.	The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

7.	The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Indenture, the Securities and the Underwriting Agreement (collectively, the “Documents”) will not contravene (i) any provision of the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Documents, or the General Corporation Law of the State of Delaware provided that we express no opinion as to federal or state securities laws, (ii) the certificate of incorporation or by-laws of the Company, or (iii) any agreement that is specified in Annex A hereto.

8.	No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Documents, or the General Corporation Law of the State of Delaware is required for the execution, delivery and performance by the Company of its obligations under the Documents, except such as may be required under federal or state securities or Blue Sky laws as to which we express no opinion.

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9.	The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Disclosure Package and the Prospectus.

We have considered the statements included in the Preliminary Prospectus under the captions “Description of Debt Securities” and “Description of Notes,” as supplemented by the information set forth in the Final Term Sheet, in the Prospectus under the captions “Description of Debt Securities,” “Description of Notes” and “Underwriting” and in the Registration Statement under Item 15, insofar as they summarize provisions of the Documents and the indemnification provisions relating to officers and directors under the Company’s certificate of incorporation, by-laws and the General Corporation Law of the State of Delaware. In our opinion, such statements fairly summarize these provisions in all material respects.

We have also considered the statements included in the Prospectus under the caption “U.S. Federal Tax Considerations,” insofar as they purport to describe provisions of U.S. federal income tax laws or legal conclusions with respect thereto. In our opinion, such statements fairly and accurately summarize the matters referred to therein in all material respects.

In rendering the opinions in paragraphs (2) through (5) above, we have assumed that each party to the Documents has been duly incorporated and that each party to the Documents (other than the Company) is validly existing and in good standing under the laws of the jurisdiction of its organization. In addition, we have assumed that (i) the execution, delivery and performance by each party thereto of each Document to which it is a party, (a) are within its corporate powers, (b) do not contravene, or constitute a default under, the certificate of incorporation or bylaws or other constitutive documents of such party, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and (d) do not contravene, or constitute a default under, any provision of applicable law or regulation or any judgment, injunction, order or decree or any agreement or other instrument binding upon such party, provided that we make no such assumption to the extent that we have specifically opined as to such matters with respect to the Company, and (ii) each Document (other than the Underwriting Agreement) is a valid, binding and enforceable agreement of each party thereto (other than as expressly covered above in respect of the Company).

We are members of the Bars of the States of New York and California, and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware, except that we express no opinion as to any law, rule or regulation that is applicable to the Company, the Documents or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Documents or any of its affiliates due to the specific assets or business of such party or such affiliate.

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This opinion is rendered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This opinion may not be relied upon by you or the other several Underwriters for any other purpose or relied upon by any other person (including any person acquiring Securities from the several Underwriters) or furnished to any other person without our prior written consent.

Very truly yours,

Annex A

Amended and Restated Agreement and Plan of Merger dated May 3, 2012 among Affymetrix, Inc. (the “Company”), Excalibur Acquisition Sub, Inc., a wholly-owned subsidiary of the Company (“Acquisition Subsidiary”), eBioscience Holding Company, Inc. (“eBioscience”), and a representative of the securityholders of eBioscience.

Indenture dated as of November 16, 2007, between the Company and the Bank of New York Trust Company, N.A. as Trustee.

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[Form of Letter of Counsel for the Company]

June 25, 2012

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

as Representatives of the several Underwriters named in

Schedule I to the Underwriting Agreement referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

Ladies and Gentlemen:

We have acted as special counsel for Affymetrix, Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement dated June 19, 2012 (the “Underwriting Agreement”) with you and the other several Underwriters named in Schedule I thereto under which you and such other Underwriters have severally agreed to purchase from the Company $[105,000,000]2 aggregate principal amount of its 4.00% Convertible Senior Notes due 2019 (the “Securities”). The Securities are to be issued pursuant to the provisions of the Indenture dated as of June 25, 2012 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the first supplemental indenture relating to the Securities dated as of June 25, 2012 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee. The Securities are convertible on the terms set forth in the Indenture into shares of common stock, $0.01 par value per share (the “Underlying Securities”) of the Company.

We have participated in the preparation of the Company’s registration statement on Form S-3 (File No. 333-181781) and Amendment No. 1 thereto (other than the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the

[2]	To be conformed if option is exercised.

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Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be issued from time to time by the Company and have participated in the preparation of the preliminary prospectus supplement dated June 18, 2012 (the “Preliminary Prospectus Supplement”) relating to the Securities, the issuer free writing prospectus (as such term is defined in Rule 433 under the Act) containing the final terms of the Securities dated June 19, 2012 (the “Final Term Sheet”) and the prospectus supplement dated June 19, 2012 relating to the Securities (the “Prospectus Supplement”), and have reviewed the Incorporated Documents. The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus (including the Incorporated Documents) dated June 14, 2012 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the Preliminary Prospectus Supplement, together with the Final Term Sheet are hereinafter referred to as the “Disclosure Package.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Securities under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.”

We have, without independent inquiry or investigation, assumed that all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting.

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or quantitative information. Furthermore, many determinations involved in the preparation of the Registration Statement, the Disclosure Package and the Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion separately delivered to you today in respect of certain matters under the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. As a result, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and the Prospectus, and we have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished in such documents (except to the extent expressly set forth in our opinion letter separately delivered to you today as to statements included in the Preliminary Prospectus under the captions “Description of Debt Securities” and “Description of Notes,” as supplemented by the information set forth in the Final Term Sheet, in the Prospectus under the captions “U.S. Federal Tax Considerations,” “Description of Debt Securities,” “Description of Notes” and “Underwriting” and in the Registration Statement under Item 15). However,

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in the course of our acting as counsel to the Company in connection with the review of the Registration Statement, the Disclosure Package and the Prospectus, we have generally reviewed and discussed with your representatives and your counsel and with certain officers and employees of, and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification. We have also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

On the basis of the information gained in the course of the performance of the services rendered above, but without independent check or verification except as stated above:

(i)	the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and

(ii)	nothing has come to our attention that causes us to believe that, insofar as relevant to the offering of the Securities:

(a)	on the date of the Underwriting Agreement, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(b)	at __:__ A/P.M. New York City time on June 19, 2012, the Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c)	the Prospectus as of the date of the Underwriting Agreement or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In providing this letter to you and the other several Underwriters, we have not been called to pass upon, and we express no view regarding, the financial statements or financial schedules or other financial or accounting data included in the Registration Statement, the Disclosure Package, the Prospectus, or the Statement of Eligibility of the Trustee on

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Form T-1. In addition, we express no view as to the conveyance of the Disclosure Package or the information contained therein to investors.

This letter is delivered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This letter may not be relied upon by you or the other several Underwriters for any other purpose or relied upon by any other person (including any person acquiring Securities from the several Underwriters) or furnished to any other person without our prior written consent.

Very truly yours,

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Annex A-2

[Form of Opinion of General Counsel for the Company]

June 25, 2012

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

as Representatives of the several Underwriters named in

Schedule I to the Underwriting Agreement referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

Ladies and Gentlemen:

I have acted as counsel for Affymetrix, Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement dated June 19, 2012 (the “Underwriting Agreement”) among the Company and you as representatives of the several underwriters listed in Schedule I to such agreement (the “Underwriters”), pursuant to which the Company proposes to sell to you and the other several Underwriters and you and the other several Underwriters propose to purchase from the Company $[105],000,0003 aggregate principal amount of its 4.00% Convertible Senior Notes due 2019 (the “Securities”), which will be convertible into shares of common stock of the Company, $0.01 par value per share (the “Underlying Securities”). The Securities are being issued pursuant to the provisions of the Indenture dated as of June 25, 2012 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the first supplemental indenture relating to the Securities dated as of June 25, 2012 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee. This opinion is furnished to you pursuant to Section 6(g)(ii) of the Underwriting Agreement. Capitalized terms used but not defined herein have the meanings assigned thereto in the Underwriting Agreement.

[3]	To be conformed if option is exercised.

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I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments as I have deemed necessary for the purposes of rendering this opinion.

I have participated in the preparation of the Company’s registration statement on Form S-3 (File No. 333-181781), including the documents incorporated by reference therein (the “Incorporated Documents”), filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be issued from time to time by the Company and have participated in the preparation of the preliminary prospectus supplement dated June 18, 2012 (the “Preliminary Prospectus Supplement”) relating to the Securities, the issuer free writing prospectus (as such term is defined in Rule 433 under the Act) containing the final terms of the Securities dated June 19, 2012 (the “Final Term Sheet”) and the prospectus supplement dated June 19, 2012 relating to the Securities (the “Prospectus Supplement”). The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus (including the Incorporated Documents) dated June 14, 2012 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the Preliminary Prospectus Supplement, together with the Final Term Sheet are hereinafter referred to as the “Disclosure Package.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Securities under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.”

Based upon of the foregoing, I am of the opinion that:

1. The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in the United States in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

2. Affymetrix Pte Ltd has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in the United States in which it owns or leases properties or conducts any business, to the extent such qualification is so required, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

3. To my knowledge, other than as set forth, incorporated by reference or contemplated in the Disclosure Package and the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or threatened to which

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the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; to my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement and that are not so described in the Registration Statement, the Disclosure Package and the Prospectus; and to my knowledge, there is no contract or other document of a character that is required under the Securities Act to be described in the Registration Statement, or to be filed as an exhibit thereto, that is not so described or filed.

4. The Company is not, and with the giving of notice or lapse of time or both would not be, in violation of or in default under (i) its certificate of incorporation or bylaws, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which the Company is a party or by which it or any of its properties is bound or (iii) any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for violations and defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5. The issue and sale of the Securities and the issuance by the Company of the Underlying Securities upon conversion of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and the Underwriting Agreement and the consummation of the transactions therein contemplated will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to me to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject or (ii) result in a violation of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of the Company’s properties, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

6. The statements incorporated by reference in the Time of Sale Information and the Prospectus from Item 3 of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and from Item 1 of Part II of the Company’s Quarterly Report on Form 10-Q filed since such Annual Report, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present as of the respective dates of such reports the information called for with respect to such legal matters, documents or proceedings.

7. No order suspending the effectiveness of the Registration Statement has been issued, no notice of objection of the Commission to the use of such Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(1) under the

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Act has been received by the Company and no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or in connection with the offering is pending or, to my best knowledge, threatened by the Commission.

I am a member of the Bar of the State of California and the foregoing opinion is limited to the laws of the State of California, the General Corporation Law of the State of Delaware and the Federal laws of the United States. I am not admitted to practice in the State of Delaware, however, I am generally familiar with the Delaware General Corporation Law as currently in effect and have made such inquiries as I consider necessary to render the foregoing opinion.

This opinion is rendered solely to you in connection with the above matter at the request of the Company. This opinion may not be relied upon by you or any other Underwriter for any other purpose or relied upon by any other person (including any person acquiring Securities from you or any other Underwriter) or furnished to any other person without my prior written consent.

Very truly yours,

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Annex A-3

[Form of Opinion of Counsel for the Singapore Subsidiary]

The opinion of Drew & Napier LLC, counsel to Affymetrix Pte Ltd, pursuant to Section 5(h) of this Agreement, shall state that:

1.	Affymetrix Pte Ltd has been duly formed and is validly existing under the laws of Singapore.

2.	Affymetrix Pte Ltd is not, and would not be, as a result of the issue and sale of the Notes by Affymetrix, or the consummation of the Offering by Affymetrix, in violation or in default under its certificate of incorporation or memorandum and articles of association.

3.	No consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body having jurisdiction over Affymetrix Pte Ltd or any of its properties in Singapore is required to be obtained by Affymetrix Pte Ltd for the issue and sale of the Securities by the Company or the consummation by the Company of the Offering.

4.	To the best knowledge of such counsel, based on the Composition Litigation Search conducted on [•] and [•], and the Companies’ Winding-Up Search conducted on [•] and [•], there are no legal actions, suits or proceedings pending to which Affymetrix Pte Ltd or any of its properties is or may be a party.

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Annex B

Issuer Free Writing Prospectuses

I.	Included in Time of Sale Information

Term sheet containing the terms of the securities, substantially in the form of Annex C

II.	Optional

Electronic “road show” presentation made available to the Underwriters on June 18, 2012

B - 1

Annex C

AFFYMETRIX, INC.

Pricing Term Sheet

Filed Pursuant to Rule 433

Registration No. 333-181781

Pricing Term Sheet

June 19, 2012

Affymetrix, Inc.

$105,000,000 aggregate principal amount

of 4.00% Convertible Senior Notes due 2019

The information in this pricing term sheet relates to Affymetrix, Inc.’s offering (the “Offering”) of its 4.00% Convertible Senior Notes due 2019 and should be read together with the preliminary prospectus supplement dated June 18, 2012 relating to the Offering, including the documents incorporated by reference therein, and the related prospectus dated June 14, 2012 (together, the “Preliminary Prospectus.”)

Issuer:	Affymetrix, Inc.

Title of Securities:	4.00% Convertible Senior Notes due 2019

Aggregate Principal Amount Offered:	$105,000,000 principal amount

Over-allotment Option:	$10,000,000; 13-day option to cover over-allotments, if any

Price to Public:	100% of principal amount, plus accrued interest if settlement occurs after June 25, 2012

Net Proceeds to Issuer After Underwriters’ Discount, but Before Other Offering Expenses (Assuming No Exercise of Over-allotment Option):	$101,062,500

Use of Proceeds:	The Issuer intends to use the net proceeds from the sale of the notes to pay a portion of the purchase price for its pending acquisition of eBioscience Holding Company, Inc.

Estimated Expenses of Offering (Excluding Underwriters’ Discount):	$750,000

Interest Payment Dates:	July 1 and January 1 of each year, commencing January 1, 2013

Record Dates:	December 15 and June 15

Maturity:	July 1, 2019, unless earlier repurchased, redeemed or converted

Ranking:	Senior unsecured

Coupon:	4.00% per annum

Authorized Denominations:	$1,000 and multiples of $1,000 in excess thereof

Initial Conversion Rate:	170.0319 shares per $1,000 principal amount of notes (subject to adjustment as set forth in the Preliminary Prospectus)

Initial Conversion Price:	Approximately $5.88 per share of common stock (subject to adjustment as set forth in the Preliminary Prospectus)

Closing Stock Price:	$4.705 per share of the Issuer’s common stock on the Nasdaq Global Select Market on June 19, 2012.

Conversion Premium:	Approximately 25% above the Closing Stock Price.

Optional Redemption:

The Issuer may redeem the notes at its option:

•        in whole but not in part on or prior to November 30, 2012 if it does not consummate its pending acquisition of eBioscience Holding Company, Inc. or the related acquisition agreement is terminated on or prior to September 30, 2012, at a redemption price per $1,000 principal amount of notes equal to the sum of (i) $1,010, (ii) accrued and unpaid interest on such note to, but excluding, the redemption date and (iii) 75% of the difference, if positive, between the redemption conversion value and the initial conversion value (each as defined in the Preliminary Prospectus under “Description of Notes—Optional Redemption”); or

•        in whole or in part on or after July 1, 2017 if the last reported sale price of its common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period ending within five trading days prior to the date on which it provides notice of redemption, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, on such notes.

Scheduled Repurchase of Notes at Holders’ Option:	None

Repurchase upon a Fundamental Change:	Holders may require the Issuer to repurchase the notes for an amount equal to 100% of the principal amount of the notes, plus accrued and unpaid interest upon a Fundamental Change (as defined in the Preliminary Prospectus).

Joint Book-Running Managers:	Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC

Co- Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated and Robert W. Baird & Co. Incorporated

Gross Spread (%):	3.75%

Gross Spread per Note:	$37.50

Trade Date:	June 19, 2012

Settlement Date:	June 25, 2012

CUSIP:	00826T AH1

ISIN:	US00826TAH14

NASDAQ Global Select Market Symbol for Common Stock:	AFFX

Adjustment to Shares Delivered upon Conversion upon a Fundamental Change

The following table sets forth the hypothetical stock price and the number of additional shares to be received per $1,000 principal amount of notes upon conversion in connection with a fundamental change.

Effective Price
Effective Date	$4.705	$5.00	$6.00	$7.00	$7.65	$8.00	$9.00	$10.00	$11.00	$12.00	$13.00	$15.00
June 25, 2012	42.5080	39.2047	27.5210	21.3477	18.8288	17.7386	15.2942	13.4865	12.0648	10.8836	9.8838	8.2853
July1, 2013	42.5080	37.3809	24.9443	18.5893	16.1579	15.1511	12.9723	11.4189	10.2163	9.2231	8.3829	7.0389
July1, 2014	42.5080	36.7523	23.0701	16.0794	13.4882	12.4976	10.4515	9.0794	8.0885	7.3060	6.6453	5.5885
July1, 2015	42.5080	34.4273	19.7098	12.4760	9.9926	9.1001	7.4166	6.3982	5.7079	5.1605	4.6972	3.9561
July1, 2016	42.5080	33.2123	16.5990	8.7267	6.2488	5.4177	4.0703	3.4269	3.0568	2.7656	2.5193	2.1250
July1, 2017	42.5080	33.0715	12.6140	2.8041	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000
July1, 2018	42.5080	35.4387	14.1245	2.6464	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000
July1, 2019	42.5080	29.9681	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

•

If the stock price is between two stock price amounts in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock price amounts and the two dates, as applicable, based on a 365-day year;

•	If the stock price is greater than $15.00 per share (subject to adjustment), no additional shares will be issued upon conversion; and

•	If the stock price is less than $4.705 per share (subject to adjustment), no additional shares will be issued upon conversion.

Notwithstanding the foregoing, in no event will the total number of shares of common stock issuable upon conversion (including the additional shares) exceed 212.5399 per $1,000 principal amount of notes, subject to adjustment as set forth under “Description of Notes—Conversion Rights—Conversion Rate Adjustments” in the Preliminary Prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of these securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such jurisdiction.

The Issuer has filed a registration statement (including the Preliminary Prospectus) with the Securities and Exchange Commission, or SEC, for the Offering to which this communication relates. Before you invest, you should read the Preliminary Prospectus and other documents the Issuer has filed with the SEC for more complete information about the Issuer and the Offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies may be obtained from Citigroup at Brooklyn Army Terminal,

140 58th Street, 8th Floor, Brooklyn, New York 11220, by calling (800) 831-9146 or by e-mailing batprospectusdept@citi.com or from Morgan Stanley at 180 Varick Street, 2nd Floor, New York, New York 10014, Attention: Prospectus Department, by calling (866) 718-1649 or by e-mailing prospectus@morganstanley.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Annex D

Parties to Lock-up Agreements

Timothy C. Barabe

Nelson C. Chan

John D. Diekman

Stephen P.A. Fodor

Gary S. Guthart

Andrew J. Last

Jami Dover Nachtsheim

John F. Runkel, Jr.

Robert H. Trice

Robert P. Wayman

Frank Witney

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